UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 15, 2020
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Olympus Blvd, Suite 100
Dallas, Texas 75019
(Address of principal executive offices)
(972) 870-6400
Registrant’s telephone number, including area code

6333 North State Highway 161, 4th Floor
Irving, Texas 75038
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 15, 2020, the board of directors (the “Board”) of Blucora, Inc. (the “Company”) adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:
•Add procedural mechanics for stockholders to call special meetings of stockholders;
•Enhance procedural mechanics in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) at stockholder meetings, including, among other things: (i) a requirement that certain information with respect to stockholder nominations and proposals, the stockholder making a nomination or proposal and the stockholder nominee (if applicable) be provided to the Company, (ii) a requirement that the proposing or nominating stockholder update such information as of the record date and prior to the meeting date and to notify the Secretary of the Company of any inaccurate information or any change in information, (iii) a requirement that any stockholder nominee make certain representations as to matters such as voting commitments, compliance with law and intention to serve the full term if elected and (iv) a requirement that the proposing or nominating stockholder appear at the meeting to present the business or nomination;
•Add provisions that, in an emergency, permit any director or certain officers to call Board meetings, lower quorum thresholds for Board meetings and contemplate the Board’s advance identification and ranking of officers who will be deemed directors for purposes of obtaining a quorum during an emergency;
•Clarify the powers of the Chair of the Board to regulate conduct at meetings of stockholders;
•Permit special Board meetings to be held with less than 24 hours’ notice if the Chair of the Board or Chief Executive Officer determines that it is necessary or advisable;
•Enhance the Company’s existing exclusive forum provision, including to establish the federal district courts of the United States of America as the exclusive forum for the resolution of any action asserting a cause of action arising under the Securities Act of 1933, as amended;
•Clarify that only non-employee directors are eligible for compensation for Board service;
•Change references to the President to references to the Chief Executive Officer and align the description of the Secretary’s role with current practice; and
•Make various updates, including, among other things, to add mechanics for virtual stockholder meetings and contemplate electronic transmissions of notices and waivers.
The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description

3.1	Amended and Restated Bylaws of Blucora, Inc. dated July 15, 2020.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 16, 2020

BLUCORA, INC.

	By	/s/ Ann. J. Bruder
Ann J. Bruder
Chief Legal, Development and
Administrative Officer and Secretary